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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2002

                            PARADYNE NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                        000-26485                      75-2658219
(State or Other Jurisdiction of    (Commission File Number)            (I.R.S. Employer
        Incorporation)                                              Identification Number)

                           8545 126(TH) AVENUE NORTH
                              LARGO, FLORIDA 33773
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (727) 530-2000

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     Paradyne Networks, Inc. ("Paradyne") is filing Exhibit 99.1, "Risks Related to the Business of Paradyne Networks, Inc.," for the purpose of incorporating such information by reference into the Registration Statement on Form S-4 to be filed by Paradyne on January 16, 2002. The Registration Statement includes the joint proxy statement-prospectus regarding the proposed acquisition of Elastic Networks Inc. ("Elastic") by Paradyne pursuant to the terms of the Agreement and Plan of Merger, dated as of December 27, 2001, as amended on January 4, 2002, by and among Paradyne, Phoenix Merger Sub, Inc. and Elastic.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     The following exhibit is filed herewith:

EXHIBIT                           DESCRIPTION
NO.----                           -----------
99.1      Risks Related to the Business of Paradyne Networks, Inc.

                                        2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PARADYNE NETWORKS, INC.

                                          By:     /s/ PATRICK M. MURPHY
                                            ------------------------------------
                                                     Patrick M. Murphy
                                              Senior Vice President, Treasurer
                                                and Chief Financial Officer

Date: January 16, 2002

                                        3
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                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 99.1     Risks Related to the Business of Paradyne Networks, Inc.